UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2017

Date of reporting period :	May 1, 2016 — April 30, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Equity Spectrum Fund

Annual report
4 | 30 | 17

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PYSAX

Putnam
Equity Spectrum
Fund

Annual report
4 | 30 | 17

Consider these risks before investing: The value of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies. The fund will be more susceptible to these risks than other funds because it may concentrate its investments in a limited number of issuers and currently focuses its investments in particular sectors. Because the fund currently invests significantly in certain companies in the communications services and health-care sectors, the fund may perform poorly as a result of adverse developments affecting those companies or sectors. The fund may focus its investments in other sectors in the future, in which case it would be exposed to risks relating to those sectors. The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be or become illiquid. The fund’s investments in leveraged companies and the fund’s “non-diversified” status, which means the fund may invest a greater percentage of its assets in fewer issuers than a “diversified” fund, and the fund’s use of short selling can increase the risks of investing in the fund. You can lose money by investing in the fund.

Message from the Trustees

June 8, 2017

Dear Fellow Shareholder:

An impressive level of investor optimism has helped to fuel financial markets through most of 2017’s first half. Global stock and bond markets have generally fared well, with many stock market indexes achieving new record highs with relatively low volatility. At the same time, however, investors worldwide are monitoring a number of macroeconomic and political risks that could disrupt the positive momentum.

While calm markets are generally welcome, we believe investors should continue to remember time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. We also believe it is a good idea to speak regularly with your financial advisor to help ensure that your portfolio is aligned with your goals. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would also like to take this opportunity to announce the arrival of Catharine Bond Hill and Manoj P. Singh to your fund’s Board of Trustees. Dr. Hill and Mr. Singh bring extensive professional and directorship experience to their role as Trustees, and we are pleased to welcome them.

Thank you for investing with Putnam.

About the fund

An actively managed portfolio of uncommon investment ideas

Putnam Equity Spectrum Fund has the flexibility to invest across a wide range of companies. Portfolio Manager David Glancy seeks mispriced stocks and overlooked opportunities in stocks that receive limited research coverage.

An experienced manager

Portfolio Manager David Glancy has been investing since 1987, building a record over three decades. He takes a flexible approach that focuses on corporate balance sheets, capital structure, and the fundamental strengths of individual companies.

2 Equity Spectrum Fund

Performance history as of 4/30/17

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/17. See above and pages 8–10 for additional fund performance information. Index descriptions can be found on page 12.

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David has an M.B.A. from Goizueta Business School, Emory University, and a B.A. from Tulane University. He joined Putnam in 2009 and has been in the investment industry since 1987.

David, how was the investing environment during the reporting period?

It was a strong 12-month period for U.S. stocks, which delivered solid gains despite many political and macroeconomic uncertainties. Shortly after the period began in May 2016, stocks plummeted in response to Brexit — the United Kingdom’s referendum vote in favor of leaving the European Union. The decline was brief and was followed by a significant recovery for U.S. markets and a relatively calm summer for stock markets worldwide.

Stock performance weakened in the fall as the approaching U.S. presidential election and the likelihood of a Federal Reserve interest-rate hike weighed on investor sentiment. However, in the election’s aftermath, stocks surged in anticipation of a new business-friendly administration. While most market observers expected post-election turmoil, many major stock indexes hit record highs and delivered solid returns for the 2016 calendar year. Positive investor sentiment continued into 2017, and stocks advanced with minimal volatility through April 2017, the close of the reporting period.

4 Equity Spectrum Fund

Allocations are shown as a percentage of portfolio market value as of 4/30/17. Data include exposure achieved through securities sold short; however, they exclude derivatives, short-term investments held as collateral for loaned securities and collateral received on certain derivative instruments, if any. These percentages may differ from allocations shown later in this report. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/2017. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Equity Spectrum Fund 5

How did the fund perform in this environment?

I am pleased to report that the fund delivered a solid return and outperformed its benchmark by a considerable margin. For the 12-month period, the fund’s class A shares returned 22.03% before sales charges, while the benchmark, the S&P 500 Index, returned 17.92%.

Could you highlight some stocks that contributed to fund performance for the period?

The top contributor to performance was the fund’s investment in drug company ARIAD. This company specializes in cancer treatments and, in my view, had a solid pipeline of oncology drugs. However, the performance boost during the period was due primarily to the announcement in early January that ARIAD would be acquired by Takeda Pharmaceuticals at a 75% premium to the previous day’s closing price. By the close of the period, this stock was no longer a holding in the portfolio.

Also notable was the stock of DISH Network, the portfolio’s largest position and a key contributor to performance for the period. I continue to have conviction in the long-term prospects for DISH, which is a pay-TV, broadband, and wireless communications company. The most notable development for the company during the period was an announcement in April that DISH had won its $6 billion bid for low-band wireless spectrum assets. “Spectrum” refers to wireless signals sent through the airwaves, and the bid was part of a Federal Communications Commission auction of spectrum previously used by traditional broadcasters. As the demand for mobile networking continues to rise, wireless spectrum has become a highly valuable asset for communications companies. I believe DISH has the opportunity to monetize these assets, perhaps through a lease agreement or partnership with a company in need of wireless spectrum.

Another portfolio highlight was the stock of EchoStar, a satellite services company. During the period, EchoStar had a strong balance sheet and healthy cash-flow levels, and investors reacted favorably to the company’s plans to launch four satellites, which could provide a boost to subscriber growth.

What were some holdings that detracted from the fund’s performance?

A top detractor for the period was the fund’s investment in Altisource Portfolio Solutions, a provider of services and technology for the mortgage and real estate industries. The company struggled due to its close relationship with Ocwen Financial, which faced regulatory issues several years ago, and was challenged with a new investigation in April 2017. While news of the recent Ocwen investigation hurt the stock of Altisource, it is important to note that Altisource has been putting more focus on businesses that are unrelated to Ocwen, and these businesses have delivered solid performance results.

Another detractor was the fund’s investment in Jazz Pharmaceuticals. The stock’s decline in late 2016 was due mainly to a renewed focus on drug pricing as the U.S. presidential election approached. Media attention on escalating costs of prescription drugs created headwinds for the entire pharmaceutical industry. It is worth noting that Jazz’s stock price recovered significantly from its November 2016 low. Its recent strength has been due to its success with phase III trials of JZP 110, the company’s narcolepsy treatment currently in development. The positive results of the trials, conducted for patients with obstructive sleep apnea, were well received by investors and offered

6 Equity Spectrum Fund

evidence that Jazz may be able to successfully expand its narcolepsy franchise beyond Xyrem, its narcolepsy drug that has struggled with patent challenges.

Can you provide an update on the portfolio’s cash position?

As of period-end, cash levels in the fund were lower than they were at the start of the 12-month period. Cash in the portfolio may assist the fund in meeting redemptions and can serve as a “dry powder” that enables me to add to positions when price dislocations occur.

What is your rationale for the fund’s concentrated strategy?

I build large positions in stocks that I consider my best investment ideas. I believe that over-diversification of the portfolio may dilute its long-term performance, especially in today’s market, where I am finding fewer investment opportunities. I take a bottom-up, fundamental approach to stock selection and generally do not make investment decisions based on macroeconomic factors. Instead, I focus on the fundamental strength of individual companies, seeking those that I believe are ripe for significant capital appreciation because they have an internal catalyst that will eventually unlock value.

Thank you, David, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Allocations are shown as a percentage of portfolio market value as of 4/30/17. Data include exposure achieved through securities sold short; however, they exclude derivatives, short-term investments held as collateral for loaned securities and collateral received on certain derivative instruments, if any. These percentages may differ from allocations shown later in this report. Holdings and allocations may vary over time.

Equity Spectrum Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2017, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year

Class A (5/18/09)
Before sales charge	251.14%	17.12%	67.89%	10.92%	7.85%	2.55%	22.03%

After sales charge	230.95	16.25	58.24	9.61	1.65	0.55	15.02

Class B (5/18/09)
Before CDSC	230.90	16.25	61.75	10.09	5.46	1.79	21.12

After CDSC	230.90	16.25	59.75	9.82	2.67	0.88	16.12

Class C (5/18/09)
Before CDSC	230.99	16.25	61.79	10.10	5.47	1.79	21.12

After CDSC	230.99	16.25	61.79	10.10	5.47	1.79	20.12

Class M (5/18/09)
Before sales charge	237.43	16.53	63.76	10.37	6.25	2.04	21.44

After sales charge	225.62	16.01	58.03	9.58	2.53	0.84	17.19

Class R (5/18/09)
Net asset value	244.27	16.83	65.81	10.64	7.05	2.30	21.74

Class Y (5/18/09)
Net asset value	258.28	17.41	70.02	11.20	8.67	2.81	22.37

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 4/30/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year

S&P 500 Index	209.94%	15.29%	89.81%	13.68%	34.83%	10.47%	17.92%

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

8 Equity Spectrum Fund

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $33,090 and $33,099, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $32,562. A $10,000 investment in the fund’s class R and Y shares would have been valued at $34,427 and $35,828, respectively.

Fund price and distribution information For the 12-month period ended 4/30/17

	Class A		Class B	Class C	Class M		Class R	Class Y

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

4/30/16	$33.27	$35.30	$31.73	$31.67	$32.28	$33.45	$32.80	$33.71

4/30/17	40.60	43.08	38.43	38.36	39.20	40.62	39.93	41.25

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Equity Spectrum Fund 9

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year

Class A (5/18/09)
Before sales charge	251.58%	17.33%	66.07%	10.68%	4.43%	1.46%	27.03%

After sales charge	231.36	16.45	56.52	9.37	–1.57	–0.53	19.73

Class B (5/18/09)
Before CDSC	231.50	16.45	59.95	9.85	2.11	0.70	26.06

After CDSC	231.50	16.45	57.95	9.57	–0.59	–0.20	21.06

Class C (5/18/09)
Before CDSC	231.51	16.45	59.94	9.85	2.12	0.70	26.05

After CDSC	231.51	16.45	59.94	9.85	2.12	0.70	25.05

Class M (5/18/09)
Before sales charge	237.95	16.74	61.96	10.12	2.88	0.95	26.36

After sales charge	226.12	16.21	56.29	9.34	–0.72	–0.24	21.94

Class R (5/18/09)
Net asset value	244.70	17.03	63.95	10.39	3.64	1.20	26.68

Class Y (5/18/09)
Net asset value	258.54	17.62	68.10	10.95	5.22	1.71	27.29

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the
fiscal year ended 4/30/16	1.18%	1.93%	1.93%	1.68%	1.43%	0.93%

Annualized expense ratio for the
six-month period ended 4/30/17*†	0.27%	1.02%	1.02%	0.77%	0.52%	0.02%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

† Includes a decrease of 0.94% from annualizing the performance fee adjustment for the six months ended 4/30/17.

10 Equity Spectrum Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/16 to 4/30/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000 *†	$1.48	$5.57	$5.57	$4.21	$2.84	$0.11

Ending value (after expenses)	$1,206.20	$1,201.70	$1,202.10	$1,203.60	$1,204.90	$1,207.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/17, use the following calculation method. To find the value of your investment on 11/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000 *†	$1.35	$5.11	$5.11	$3.86	$2.61	$0.10

Ending value (after expenses)	$1,023.46	$1,019.74	$1,019.74	$1,020.98	$1,022.22	$1,024.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Equity Spectrum Fund 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

12 Equity Spectrum Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2017, Putnam employees had approximately $494,000,000 and the Trustees had approximately $139,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Equity Spectrum Fund 13

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

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Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Equity Spectrum Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of April 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Equity Spectrum Fund as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
June 8, 2017

16 Equity Spectrum Fund

The fund’s portfolio 4/30/17

COMMON STOCKS (86.3%)*	Shares	Value

Aerospace and defense (0.5%)

Northrop Grumman Corp.	28,000	$6,886,880

		6,886,880

Airlines (6.1%)

American Airlines Group, Inc. S	1,113,673	47,464,743

United Continental Holdings, Inc. †	447,000	31,383,870

		78,848,613

Building products (0.6%)

Johnson Controls International PLC	188,652	7,842,264

		7,842,264

Capital markets (0.2%)

Invesco, Ltd.	87,600	2,885,544

		2,885,544

Chemicals (2.8%)

CF Industries Holdings, Inc. S	156,700	4,190,158

W.R. Grace & Co.	462,442	32,241,456

		36,431,614

Communications equipment (14.6%)

EchoStar Corp. Class A †	3,289,870	189,364,917

		189,364,917

Construction and engineering (0.9%)

HC2 Holdings, Inc. †	2,090,552	12,208,824

		12,208,824

Equity real estate investment trusts (REITs) (2.9%)

Altisource Residential Corp. R	2,634,836	37,888,942

		37,888,942

Health-care equipment and supplies (7.7%)

GenMark Diagnostics, Inc. † Ω	2,876,412	36,875,602

STAAR Surgical Co. † Ω	6,041,492	62,831,517

		99,707,119

Internet and direct marketing retail (1.1%)

Delivery Hero Holding GmbH (acquired 6/12/15, cost $14,040,748)
(Private) (Germany) † F	1,823	12,231,317

FabFurnish GmbH (acquired 8/2/13, cost $151) (Private) (Brazil) †ΔΔF	228	186

Global Fashion Group SA (acquired 8/2/13, cost $7,569,814) (Private)
(Brazil) † F	178,692	1,596,703

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $151) (Private)
(Brazil) † F	114	93

New Middle East Other Assets GmbH (acquired 8/2/13, cost $62) (Private)
(Brazil) † F	47	38

		13,828,337

Internet software and services (0.5%)

GoDaddy, Inc. Class A † S	69,900	2,720,508

Trivago NV ADR (Germany) †	176,600	3,023,392

		5,743,900

Machinery (0.3%)

Pentair PLC	56,300	3,631,913

		3,631,913

Equity Spectrum Fund 17

COMMON STOCKS (86.3%)* cont.	Shares	Value

Media (19.5%)

DISH Network Corp. Class A † S	3,926,353	$253,014,187

		253,014,187

Metals and mining (0.1%)

Alcoa Corp.	39,400	1,328,962

		1,328,962

Oil, gas, and consumable fuels (2.7%)

Cheniere Energy, Inc. †	100,100	4,539,535

EnCana Corp. (Canada)	273,700	2,928,590

Pioneer Natural Resources Co.	161,116	27,871,457

		35,339,582

Pharmaceuticals (20.4%)

Cardiome Pharma Corp. (Canada) † S Ω	2,000,988	6,703,310

Jazz Pharmaceuticals PLC †	1,582,322	252,032,248

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	174,200	5,501,236

		264,236,794

Real estate management and development (4.9%)

Altisource Asset Management Corp. (Virgin Islands) † Ω	271,292	20,780,967

Altisource Portfolio Solutions SA † Ω	1,926,606	42,558,727

		63,339,694

Road and rail (0.5%)

Norfolk Southern Corp.	53,900	6,332,712

		6,332,712

Total common stocks (cost $880,153,362)		$1,118,860,798

CONVERTIBLE PREFERRED STOCKS (6.0%)*	Shares	Value

Internet and direct marketing retail (4.6%)

Uber Technologies, Inc. Ser. E, 8.00% cv. pfd. (acquired 2/28/15,
cost $45,675,016) (Private) † F	1,350,639	$59,286,029

		59,286,029

Real estate management and development (1.4%)

Altisource Asset Management Corp. zero % cv. pfd. (acquired 3/17/14,
cost $50,000,000) (Virgin Islands) † Ω	50,000	18,025,000

		18,025,000

Total convertible preferred stocks (cost $95,675,016)		$77,311,029

INVESTMENT COMPANIES (1.1%)*	Shares	Value

SPDR S&P Oil & Gas Exploration & Production ETF S	210,300	$7,349,985

VanEck Vectors Gold Miners ETF	327,900	7,289,217

Total investment companies (cost $15,793,565)		$14,639,202

	Expiration	Strike
WARRANTS (—%)* †	date	price	Warrants	Value

Global Eagle Entertainment, Inc. F	1/31/18	$11.50	351,253	$15,806

Total warrants (cost $477,829)				$15,806

18 Equity Spectrum Fund

	Principal amount/
SHORT-TERM INVESTMENTS (11.4%)*		shares	Value

Putnam Cash Collateral Pool, LLC 1.05% [d]	Shares	60,887,500	$60,887,500

Putnam Short Term Investment Fund 0.87% L	Shares	77,417,177	77,417,177

U.S. Treasury Bills 0.814%, 7/20/17		$10,000,000	9,982,820

Total short-term investments (cost $148,286,877)			$148,287,497

TOTAL INVESTMENTS

Total investments (cost $1,140,386,649)	$1,359,114,332

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2016 through April 30, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,296,997,590.

†  This security is non-income-producing.

ΔΔ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $91,139,366, or 7.0% of net assets.

Ω  Affiliated company (Note 5).

d  Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L  Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R  Real Estate Investment Trust.

S  Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

The dates shown on debt obligations are the original maturity dates.

Equity Spectrum Fund 19

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks *:

Consumer discretionary	$253,014,187	$—	$13,828,337

Energy	35,339,582	—	—

Financials	2,885,544	—	—

Health care	363,943,913	—	—

Industrials	115,751,206	—	—

Information technology	195,108,817	—	—

Materials	37,760,576	—	—

Real estate	101,228,636	—	—

Total common stocks	1,105,032,461	—	13,828,337

Convertible preferred stocks	—	—	77,311,029

Investment companies	14,639,202	—	—

Warrants	—	15,806	—

Short-term investments	77,417,177	70,870,320	—

Totals by level	$1,197,088,840	$70,886,126	$91,139,366

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

20 Equity Spectrum Fund

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

			Change in net
				unrealized			Total	Total
	Balance	Accrued	appreciation/			transfers		transfers	Balance
Investments	as of	discounts/	Realized	(deprecia-	Cost of	Proceeds	into	out of	as of
in securities:	4/30/16	premiums	gain/(loss)	tion) #	purchases	from sales	Level 3†	Level 3†	4/30/17

Common stocks *:
Consumer
discretionary	$13,128,947	$—	$—	$699,390	$—	$—	$—	$—	$13,828,337

Total common
stocks	$13,128,947	$—	$—	$699,390	$—	$—	$—	$—	$13,828,337

Convertible
preferred stocks	$76,861,029	—	—	450,000	—	—	—	—	$77,311,029

Totals	$89,989,976	$—	$—	$1,149,390	$—	$—	$—	$—	$91,139,366

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

# Includes $1,149,390 related to Level 3 securities still held at period end. Total change in unrealized appreciation/ (depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The table below represents quantitative information on internally priced Level 3 securities that were valued using unobservable inputs. The table excludes securities with valuations provided by a broker.

					Impact to
				Range of	Valuation from
		Valuation		unobservable inputs	an Increase
Description	Fair Value	Techniques	Unobservable Input	(Weighted Average)	in Input [1]

		Market
Private equity	$12,231,317	transaction	Liquidity discount	10%	Decrease
		price

		Market
Private equity	$59,286,029	transaction	Liquidity discount	10%	Decrease
		price

		Market
Private equity	$317	transaction	Liquidity discount	25%	Decrease
		price

			EV/sales multiple	0.7x–2.3x (1.628x)	Increase

		Comparable
Private equity	$1,596,703	multiples	Liquidity discount	25%	Decrease

			Uncertainty discount	10%	Decrease

1 Expected directional change in fair value that would result from an increase in the unobservable input.

The accompanying notes are an integral part of these financial statements.

Equity Spectrum Fund 21

Statement of assets and liabilities 4/30/17

ASSETS

Investment in securities, at value, including $57,994,621 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $661,374,588)	$1,033,034,532
Affiliated issuers (identified cost $479,012,061) (Notes 1 and 5)	326,079,800

Dividends, interest and other receivables	242,974

Receivable for shares of the fund sold	2,008,428

Receivable for investments sold	326,810

Receivable from Manager (Note 2)	12,360

Prepaid assets	68,904

Total assets	1,361,773,808

LIABILITIES

Payable for shares of the fund repurchased	2,779,041

Payable for custodian fees (Note 2)	11,511

Payable for investor servicing fees (Note 2)	386,195

Payable for Trustee compensation and expenses (Note 2)	203,041

Payable for administrative services (Note 2)	4,924

Payable for distribution fees (Note 2)	330,722

Collateral on securities loaned, at value (Note 1)	60,887,500

Other accrued expenses	173,284

Total liabilities	64,776,218

Net assets	$1,296,997,590

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,233,821,700

Accumulated net investment loss (Note 1)	(413,483)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(155,135,694)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	218,725,067

Total — Representing net assets applicable to capital shares outstanding	$1,296,997,590

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($390,559,747 divided by 9,618,674 shares)	$40.60

Offering price per class A share (100/94.25 of $40.60)*	$43.08

Net asset value and offering price per class B share ($35,701,615 divided by 928,971 shares)**	$38.43

Net asset value and offering price per class C share ($258,271,693 divided by 6,733,460 shares)**	$38.36

Net asset value and redemption price per class M share ($3,259,962 divided by 83,163 shares)	$39.20

Offering price per class M share (100/96.50 of $39.20)*	$40.62

Net asset value, offering price and redemption price per class R share
($8,362,358 divided by 209,422 shares)	$39.93

Net asset value, offering price and redemption price per class Y share
($600,842,215 divided by 14,566,163 shares)	$41.25

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

22 Equity Spectrum Fund

Statement of operations Year ended 4/30/17

INVESTMENT INCOME

Dividends (net of foreign tax of $42,922)	$3,337,972

Interest (including interest income of $824,615 from investments in affiliated issuers) (Note 5)	877,509

Securities lending (net of expenses) (Notes 1 and 5)	495,492

Total investment income	4,710,973

EXPENSES

Compensation of Manager (net of performance adjustment of $(12,181,998)) (Note 2)	(2,292,095)

Investor servicing fees (Note 2)	2,675,228

Custodian fees (Note 2)	18,164

Trustee compensation and expenses (Note 2)	86,050

Distribution fees (Note 2)	4,421,932

Administrative services (Note 2)	35,863

Other	468,936

Total expenses	5,414,078

Expense reduction (Note 2)	(7,745)

Net expenses	5,406,333

Net investment loss	(695,360)

Net realized loss on investments (including net realized loss of $26,131,872 on sales of investments
in affiliated issuers) (Notes 1, 3 and 5)	(32,378,650)

Net realized loss on foreign currency transactions (Note 1)	(4,518)

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(517)

Net unrealized appreciation of investments during the year	274,985,588

Net gain on investments	242,601,903

Net increase in net assets resulting from operations	$241,906,543

The accompanying notes are an integral part of these financial statements.

Equity Spectrum Fund 23

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 4/30/17	Year ended 4/30/16

Operations

Net investment loss	$(695,360)	$(24,724,551)

Net realized loss on investments
and foreign currency transactions	(32,383,168)	(63,737,828)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	274,985,071	(482,453,140)

Net increase (decrease) in net assets resulting
from operations	241,906,543	(570,915,519)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(24,154,980)

Class B	—	(838,928)

Class C	—	(7,038,557)

Class M	—	(60,958)

Class R	—	(214,104)

Class Y	—	(16,553,261)

From net realized long-term gain on investments
Class A	—	(94,708,524)

Class B	—	(3,289,327)

Class C	—	(27,597,267)

Class M	—	(239,010)

Class R	—	(839,475)

Class Y	—	(64,903,175)

Decrease from capital share transactions (Note 4)	(779,164,994)	(1,807,093,198)

Total decrease in net assets	(537,258,451)	(2,618,446,283)

NET ASSETS

Beginning of year	1,834,256,041	4,452,702,324

End of year (including accumulated net investment loss
of $413,483 and $4,158,734, respectively)	$1,296,997,590	$1,834,256,041

The accompanying notes are an integral part of these financial statements.

24 Equity Spectrum Fund

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Equity Spectrum Fund 25

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA

												Ratio	Ratio of net
	Net asset		Net realized			From						of expenses	investment
	value,		and unrealized	Total from	From	net realized			Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain on	Total	Redemption	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	investments	distributions	fees	of period	value (%) [c]	(in thousands)	(%) [d]	net assets (%)	(%)

Class A

April 30, 2017	$33.27	.01	7.32	7.33	—	—	—	—	$40.60	22.03	$390,560.32		.04	11

April 30, 2016	42.13	(.28)	(5.57)	(5.85)	—	(3.01)	(3.01)	—	33.27	(14.24)	753,885	1.17 [e,f]	(.74) [f]	24

April 30, 2015	42.39	(.34)	1.69	1.35	—	(1.61)	(1.61)	—	42.13	3.06	2,091,551	1.26 [e]	(.80)	36

April 30, 2014	32.72	(.22)	10.45	10.23	(.04)	(.52)	(.56)	— [b]	42.39	31.32	2,044,648	1.36 [e]	(.55)	55

April 30, 2013	28.65	.07 [g]	5.09	5.16	(.05)	(1.04)	(1.09)	— [b]	32.72	18.54	485,067	1.45 [e]	.22 [g]	54

Class B

April 30, 2017	$31.73	(.24)	6.94	6.70	—	—	—	—	$38.43	21.12	$35,702	1.07	(.73)	11

April 30, 2016	40.62	(.54)	(5.34)	(5.88)	—	(3.01)	(3.01)	—	31.73	(14.87)	42,620	1.92 [e,f]	(1.55) [f]	24

April 30, 2015	41.23	(.65)	1.65	1.00	—	(1.61)	(1.61)	—	40.62	2.28	61,045	2.01 [e]	(1.55)	36

April 30, 2014	32.05	(.51)	10.21	9.70	—	(.52)	(.52)	— [b]	41.23	30.33	49,769	2.11 [e]	(1.33)	55

April 30, 2013	28.24	(.14) [g]	4.99	4.85	—	(1.04)	(1.04)	— [b]	32.05	17.68	20,890	2.20 [e]	(.49) [g]	54

Class C

April 30, 2017	$31.67	(.24)	6.93	6.69	—	—	—	—	$38.36	21.12	$258,272	1.07	(.73)	11

April 30, 2016	40.55	(.54)	(5.33)	(5.87)	—	(3.01)	(3.01)	—	31.67	(14.87)	333,721	1.92 [e,f]	(1.54) [f]	24

April 30, 2015	41.16	(.65)	1.65	1.00	—	(1.61)	(1.61)	—	40.55	2.29	554,985	2.01 [e]	(1.55)	36

April 30, 2014	32.00	(.51)	10.19	9.68	—	(.52)	(.52)	— [b]	41.16	30.31	426,775	2.11 [e]	(1.31)	55

April 30, 2013	28.19	(.15) [g]	5.00	4.85	—	(1.04)	(1.04)	— [b]	32.00	17.71	121,090	2.20 [e]	(.51) [g]	54

Class M

April 30, 2017	$32.28	(.16)	7.08	6.92	—	—	—	—	$39.20	21.44	$3,260.82		(.49)	11

April 30, 2016	41.17	(.46)	(5.42)	(5.88)	—	(3.01)	(3.01)	—	32.28	(14.66)	2,942	1.67 [e,f]	(1.29) [f]	24

April 30, 2015	41.67	(.55)	1.66	1.11	—	(1.61)	(1.61)	—	41.17	2.53	4,636	1.76 [e]	(1.30)	36

April 30, 2014	32.31	(.41)	10.29	9.88	—	(.52)	(.52)	— [b]	41.67	30.64	6,494	1.86 [e]	(1.04)	55

April 30, 2013	28.39	(.09) [g]	5.05	4.96	—	(1.04)	(1.04)	— [b]	32.31	17.98	1,735	1.95 [e]	(.29) [g]	54

Class R

April 30, 2017	$32.80	(.07)	7.20	7.13	—	—	—	—	$39.93	21.74	$8,362.57		(.22)	11

April 30, 2016	41.68	(.38)	(5.49)	(5.87)	—	(3.01)	(3.01)	—	32.80	(14.45)	12,552	1.42 [e,f]	(1.07) [f]	24

April 30, 2015	42.06	(.45)	1.68	1.23	—	(1.61)	(1.61)	—	41.68	2.79	14,087	1.51 [e]	(1.06)	36

April 30, 2014	32.53	(.32)	10.37	10.05	—	(.52)	(.52)	— [b]	42.06	30.96	9,709	1.61 [e]	(.82)	55

April 30, 2013	28.54	.03 [g]	5.04	5.07	(.04)	(1.04)	(1.08)	— [b]	32.53	18.28	2,676	1.70 [e]	.10 [g]	54

Class Y

April 30, 2017	$33.71	.09	7.45	7.54	—	—	—	—	$41.25	22.37	$600,842.07		.26	11

April 30, 2016	42.54	(.19)	(5.63)	(5.82)	—	(3.01)	(3.01)	—	33.71	(14.03)	688,536	.92 [e,f]	(.50) [f]	24

April 30, 2015	42.69	(.24)	1.70	1.46	—	(1.61)	(1.61)	—	42.54	3.30	1,726,399	1.01 [e]	(.55)	36

April 30, 2014	32.91	(.12)	10.51	10.39	(.09)	(.52)	(.61)	— [b]	42.69	31.64	1,396,209	1.11 [e]	(.31)	55

April 30, 2013	28.79	.14 [g]	5.13	5.27	(.11)	(1.04)	(1.15)	— [b]	32.91	18.85	472,652	1.20 [e]	.47 [g]	54

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26 Equity Spectrum Fund	Equity Spectrum Fund 27

Financial highlights cont.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Includes dividend and/or interest expense in connection with securities sold short, which amounted to the following amounts (Note 1):

Percentage of
average net assets

April 30, 2016	0.10%

April 30, 2015	0.01

April 30, 2014	0.01

April 30, 2013	<0.01

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

g Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.12	0.42%

Class B	0.13	0.44

Class C	0.13	0.44

Class M	0.12	0.42

Class R	0.15	0.52

Class Y	0.12	0.41

The accompanying notes are an integral part of these financial statements.

28 Equity Spectrum Fund

Notes to financial statements 4/30/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2016 through April 30, 2017.

Putnam Equity Spectrum Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massa-chusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests in equity securities of companies of any size, including both growth and value stocks that Putnam Management believes have favorable investment potential. Under normal circumstances, the fund invests at least 80% of its net assets in equity investments, including common stocks, preferred stocks, convertible securities and warrants. This policy may be changed only after 60 days’ notice to shareholders. For purposes of this policy, the fund treats short sales of equity securities as investments in the equity securities sold short. The fund is “non-diversified,” which means it may invest a greater percentage of its assets in fewer issuers than a “diversified” fund. The fund expects to invest in leveraged companies, which employ significant leverage in their capital structure through borrowing from banks or other lenders or through issuing fixed-income, convertible or preferred equity securities, and whose fixed income securities are often rated below-investment-grade (sometimes referred to as “junk bonds”). The fund may also invest in companies that are not leveraged. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also engage in short sales of securities. The fund may invest in securities that are purchased in private placements, which are illiquid because they are subject to restrictions on resale.

The fund offers class A, class B, class C, class M, class R and class Y shares. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the

Equity Spectrum Fund 29

reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments (including securities sold short, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for securities sold short, if any) and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition

30 Equity Spectrum Fund

of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Short sales of securities The fund may engage in short sales of securities to realize appreciation when a security that the fund does not own declines in value. A short sale is a transaction in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the borrow and thus the short position. The price the fund pays at the later date may be more or less than the price at which the fund sold the security. If the price of the security sold short increases between the short sale and when the fund closes out the short sale, the fund will incur a loss, which is theoretically unlimited. The fund will realize a gain, which is limited to the price at which the fund sold the security short, if the security declines in value between those dates. Dividends on securities sold short are recorded as dividend expense for short sales in the Statement of operations. While the short position is open, the fund will post cash or liquid assets at least equal in value to the fair value of the securities sold short. The fund will also post collateral representing an additional 2%–5% of the fair value of the securities sold short. This additional collateral may be in the form of a loan from the custodian. Interest related to the loan is included in interest expense for short sales in the Statement of operations. All collateral is marked to market daily. The fund may also be required to pledge on the books of the fund additional assets for the benefit of the security and cash lender. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Short positions, if any, are reported at value and listed after the fund’s portfolio.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $60,887,500 and the value of securities loaned amounted to $57,994,621.

Equity Spectrum Fund 31

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $413,483 to its fiscal year ending April 30, 2018 late year ordinary losses ((i) ordinary losses recognized between January 1, 2017 and April 30, 2017, and (ii) specified ordinary and currency losses recognized between November 1, 2016 and April 30, 2017).

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At April 30, 2017, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover

Short-term	Long-term	Total

$193,955	$155,201,512	$155,395,467

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from late year loss deferrals, nontaxable dividends and net operating loss. Reclassifications are made to the fund’s capital accounts to reflect income and gains available

32 Equity Spectrum Fund

for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $4,440,611 to decrease accumulated net investment loss, $4,709,377 to decrease paid-in capital and $268,766 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$441,250,920

Unrealized depreciation	(222,263,461)

Net unrealized appreciation	218,987,459

Capital loss carryforward	(155,395,467)

Late year ordinary loss deferral	(413,483)

Cost for federal income tax purposes	$1,140,126,873

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,

0.830%	of the next $5 billion,	0.660%	of the next $50 billion,

0.780%	of the next $10 billion,	0.650%	of the next $100 billion and

0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month based on the performance of the fund. The performance period is the thirty-six month period then ended. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the S&P 500 Index over the performance period. The maximum annualized performance adjustment rate is +/–0.40%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund. During the reporting period, the fund’s negative performance adjustment exceeded the base fee by $2,292,095, and consequently Putnam Management made a payment in this amount to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.726% of the fund’s average net assets before a decrease of $12,181,998 (0.894% of the fund’s average net assets) based on performance.

Equity Spectrum Fund 33

Putnam Management has contractually agreed, through August 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services, Inc. had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$953,370	Class R	19,710

Class B	71,289	Class Y	1,077,756

Class C	547,305	Total	$2,675,228

Class M	5,798

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $386 under the expense offset arrangements and by $7,359 under the brokerage/ service arrangements.

34 Equity Spectrum Fund

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,002, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following class shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	0.25%	$1,205,914

Class B	1.00%	1.00%	362,658

Class C	1.00%	1.00%	2,781,208

Class M	1.00%	0.75%	22,220

Class R	1.00%	0.50%	49,932

Total			$4,421,932

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $56,915 and $1,545 from the sale of class A and class M shares, respectively, and received $44,840 and $3,586 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$129,226,274	$865,118,380

U.S. government securities (Long-term)	—	—

Total	$129,226,274	$865,118,380

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. For the reporting period, the fund engaged in long-term securities purchases of $27,919,483 and long-term securities sales of $8,665,413 with other Putnam funds.

Equity Spectrum Fund 35

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 4/30/17		YEAR ENDED 4/30/16
Class A	Shares	Amount	Shares	Amount

Shares sold	1,188,425	$42,798,289	3,786,702	$141,224,074

Shares issued in connection with
reinvestment of distributions	—	—	3,207,341	112,160,064

	1,188,425	42,798,289	6,994,043	253,384,138

Shares repurchased	(14,229,754)	(486,729,124)	(33,983,710)	(1,193,704,812)

Net decrease	(13,041,329)	$(443,930,835)	(26,989,667)	$(940,320,674)

	YEAR ENDED 4/30/17		YEAR ENDED 4/30/16
Class B	Shares	Amount	Shares	Amount

Shares sold	38,849	$1,297,900	119,613	$4,259,613

Shares issued in connection with
reinvestment of distributions	—	—	105,100	3,514,535

	38,849	1,297,900	224,713	7,774,148

Shares repurchased	(453,241)	(14,804,233)	(384,053)	(13,385,017)

Net decrease	(414,392)	$(13,506,333)	(159,340)	$(5,610,869)

	YEAR ENDED 4/30/17		YEAR ENDED 4/30/16
Class C	Shares	Amount	Shares	Amount

Shares sold	606,874	$20,413,970	1,660,767	$59,008,342

Shares issued in connection with
reinvestment of distributions	—	—	849,981	28,372,363

	606,874	20,413,970	2,510,748	87,380,705

Shares repurchased	(4,412,267)	(145,503,256)	(5,658,055)	(198,106,238)

Net decrease	(3,805,393)	$(125,089,286)	(3,147,307)	$(110,725,533)

	YEAR ENDED 4/30/17		YEAR ENDED 4/30/16
Class M	Shares	Amount	Shares	Amount

Shares sold	10,005	$356,345	13,332	$514,377

Shares issued in connection with
reinvestment of distributions	—	—	8,787	298,657

	10,005	356,345	22,119	813,034

Shares repurchased	(17,972)	(622,005)	(43,574)	(1,566,046)

Net decrease	(7,967)	$(265,660)	(21,455)	$(753,012)

	YEAR ENDED 4/30/17		YEAR ENDED 4/30/16
Class R	Shares	Amount	Shares	Amount

Shares sold	66,771	$2,367,982	166,344	$6,214,415

Shares issued in connection with
reinvestment of distributions	—	—	22,326	770,476

	66,771	2,367,982	188,670	6,984,891

Shares repurchased	(240,022)	(8,331,514)	(143,947)	(5,232,942)

Net increase (decrease)	(173,251)	$(5,963,532)	44,723	$1,751,949

36 Equity Spectrum Fund

	YEAR ENDED 4/30/17		YEAR ENDED 4/30/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	5,962,026	$219,477,411	7,707,640	$289,433,546

Shares issued in connection with
reinvestment of distributions	—	—	1,886,715	66,789,718

	5,962,026	219,477,411	9,594,355	356,223,264

Shares repurchased	(11,818,621)	(409,886,759)	(29,755,186)	(1,107,658,323)

Net decrease	(5,856,595)	$(190,409,348)	(20,160,831)	$(751,435,059)

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

	Fair value at the				Fair value at the
	beginning of the			Investment	end of the
Name of affiliates	reporting period	Purchase cost	Sale proceeds	income	reporting period

Putnam Cash Collateral
Pool, LLC*	$102,084,025	$615,792,492	$656,989,017	$579,270	$60,887,500

Putnam Money Market
Liquidity Fund**	—	15,000,000	15,000,000	323	—

Putnam Short Term
Investment Fund***	89,888,101	570,740,522	583,211,446	824,292	77,417,177

Altisource Asset
Management Corp.	4,609,567	—	55,722	—	20,780,967

Altisource Asset
Management Corp. cv. pfd.	17,575,000	—	—	—	18,025,000

Altisource Portfolio
Solutions SA	66,587,717	—	6,692,131	—	42,558,727

Cardiome Pharma Corp.†	—	3,088,666	—	—	6,703,310

GenMark Diagnostics, Inc.†	13,688,293	13,081,916	1,350,858	—	36,875,602

STAAR Surgical Co.	51,453,217	—	3,565,121	—	62,831,517

UCP Inc.†	6,595,966	—	4,820,240	—	—

Totals	$352,481,886	$1,217,703,596	$1,271,684,535	$1,403,885	$326,079,800

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations.

** Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

*** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

† Security was only in affiliation for a portion of the reporting period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Equity Spectrum Fund 37

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Warrants (number of warrants)	350,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Equity contracts	Investments	$15,806	Payables	$—

Total		$15,806		$—

The following is a summary of change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (Note 1) (there were no realized gains or losses on derivative instruments):

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not accounted for as
hedging instruments under ASC 815	Warrants	Total

Equity contracts	$(1,020,390)	$(1,020,390)

Total	$(1,020,390)	$(1,020,390)

Note 8: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management have evaluated the amendments and their impact, if any, on the fund’s financial statements.

38 Equity Spectrum Fund

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2018 will show the tax status of all distributions paid to your account in calendar 2017.

Equity Spectrum Fund 39

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

40 Equity Spectrum Fund

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization. Served on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm focused on health, social and environmental policy, and international development. Trustee of Carnegie Mellon University. Trustee of Rubin Museum of Art. Director of Pratham USA, an organization dedicated to children's education in India. Member of the Advisory Board of Altimetrik, a business transformation and technology solutions firm. Director of DXC Technology, a global IT services and consulting company

Equity Spectrum Fund 41

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2017, there were 110 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers
In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer,	Vice President, Principal Financial Officer, Principal
and Compliance Liaison	Accounting Officer, and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	Susan G. Malloy (Born 1957)
General Counsel, Putnam Investments,	Vice President and Assistant Treasurer
Putnam Management, and Putnam Retail Management	Since 2007
Director of Accounting & Control Services,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance, Putnam
Michael J. Higgins (Born 1976)	Investments and Putnam Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Vice President, Director of Proxy Voting and Corporate
Governance, Assistant Clerk, and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

42 Equity Spectrum Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Emerging Markets Income Fund
Small Cap Growth Fund	Floating Rate Income Fund
Global Income Trust
Blend	Government Money Market Fund*
Capital Opportunities Fund	High Yield Advantage Fund
Capital Spectrum Fund	High Yield Trust
Emerging Markets Equity Fund	Income Fund
Equity Spectrum Fund	Money Market Fund†
Europe Equity Fund	Short Duration Income Fund
Global Equity Fund	U.S. Government Income Trust
International Capital Opportunities Fund
International Equity Fund	Tax-free Income
Investors Fund	AMT-Free Municipal Fund
Low Volatility Equity Fund	Intermediate-Term Municipal Income Fund
Multi-Cap Core Fund	Short-Term Municipal Income Fund
Research Fund	Tax Exempt Income Fund
Tax-Free High Yield Fund
Value
Convertible Securities Fund	State tax-free income funds‡:
Equity Income Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.
International Value Fund
Multi-Cap Value Fund
Small Cap Value Fund

Equity Spectrum Fund 43

Absolute Return	Retirement Income Fund Lifestyle 1 — a portfolio
Absolute Return 100 Fund®	with managed allocations to stocks, bonds,
Absolute Return 300 Fund®	and money market investments to generate
Absolute Return 500 Fund®	retirement income.
Absolute Return 700 Fund®
RetirementReady® Funds — portfolios with
Global Sector	adjusting allocations to stocks, bonds, and
Global Consumer Fund	money market instruments, becoming more
Global Energy Fund	conservative over time.
Global Financials Fund
Global Health Care Fund	RetirementReady® 2060 Fund
Global Industrials Fund	RetirementReady® 2055 Fund
Global Natural Resources Fund	RetirementReady® 2050 Fund
Global Sector Fund	RetirementReady® 2045 Fund
Global Technology Fund	RetirementReady® 2040 Fund
Global Telecommunications Fund	RetirementReady® 2035 Fund
Global Utilities Fund	RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
Asset Allocation	RetirementReady® 2020 Fund
George Putnam Balanced Fund

Global Asset Allocation Funds — four
investment portfolios that spread your money
across a variety of stocks, bonds, and money
market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

44 Equity Spectrum Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisors	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	Catharine Bond Hill	Janet C. Smith
London, England SW1A 1LD	John A. Hill	Vice President,
	Paul L. Joskow	Principal Financial Officer,
The Putnam Advisory Company, LLC	Robert E. Patterson	Principal Accounting Officer,
One Post Office Square	George Putnam, III	and Assistant Treasurer
Boston, MA 02109	Robert L. Reynolds
	Manoj P. Singh	Susan G. Malloy
Marketing Services	W. Thomas Stephens	Vice President and
Putnam Retail Management		Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Mark C. Trenchard
	Robert L. Reynolds	Vice President and
Custodian	President	BSA Compliance Officer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Legal Counsel	Principal Executive Officer,	Proxy Voting and Corporate
Ropes & Gray LLP	and Compliance Liaison	Governance, Assistant Clerk,
and Associate Treasurer
Independent Registered	Robert T. Burns
Public Accounting Firm	Vice President and
KPMG LLP	Chief Legal Officer

This report is for the information of shareholders of Putnam Equity Spectrum Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN106 306335 6/17

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2017	$41,807	$ —	$3,800	$ —
April 30, 2016	$40,873	$ —	$3,700	$ —

For the fiscal years ended April 30, 2017 and April 30, 2016, the fund's independent auditor billed aggregate non-audit fees in the amounts of $3,800 and $3,700 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2017	$ —	$ —	$ —	$ —

April 30, 2016	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 27, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 27, 2017